Exhibit 10.65

SECOND AMENDMENT TO COAL MINING LEASE

(FOR “RESERVE 2”)

THIS SECOND AMENDMENT TO COAL MINING LEASE FOR “RESERVE 2” (“Amendment”) is made and entered into as of the 13th day of February, 2013, but effective as of December 31, 2012 (“Effective Date”) by and between COLT LLC, a West Virginia limited liability company (“COLT”), and HILLSBORO ENERGY LLC, a Delaware limited liability company (“LESSEE”). COLT and LESSEE is each sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, COLT and LESSEE entered into that Coal Mining Lease for “Reserve 2” dated August 12, 2010 (“Lease”);

WHEREAS, COLT and LESSEE desire to amend the period during which Minimum Royalty paid by LESSEE may be recovered against Actual Production Royalty, as set forth in this Amendment, as of the Effective Date.

NOW THEREFORE, COLT and LESSEE agree to amend the terms of the Lease as follows:

1. The final paragraph of Section 11, Minimum Royalty, shall be deleted in its entirety and replaced with the following language:

Minimum Royalty paid by LESSEE during the Primary Term or any Extended Term of this Lease shall be recoverable only against Actual Production Royalty during the period of ten (10) years following the date on which such Minimum Royalty payment was made. For emphasis, any and all Minimum Royalty paid by LESSEE to COLT during the Primary Term or any Extended Term of this Lease and not recouped against Actual Production Royalty during the period of ten (10) years following the date on which such Minimum Royalty payment was made, for any reason whatsoever, shall be forfeited and retained by COLT.

2. The recitals or “whereas” clauses at the beginning of this Amendment are incorporated herein by reference and constitute binding terms hereof. Capitalized terms in this Amendment shall have the same meaning given to them in the Lease.

3. All other terms and conditions contained in the Lease shall remain unchanged.

4. This Amendment may be executed in counterpart.

WHEREFORE, the Parties have caused their duly authorized representatives to execute this Amendment as of the Effective Date set forth above.

COLT LLC

By:	/s/ Donald R. Holcomb

Name:	Donald R. Holcomb

Title:	Authorized Person

HILLSBORO ENERGY LLC

By:	/s/ Michael J. Beyer

Name:	Michael J. Beyer

Title:	CEO

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